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                                                                   EXHIBIT 10.11


                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of __________ ___, 2001, by and between MindArrow Systems, Inc., a Delaware corporation (the "Company") and the persons executing the counterpart signature pages attached hereto (collectively the "Investors" and each individually an "Investor").

                                R E C I T A L S:
                                - - - - - - - -

     A. WHEREAS, the Investors have agreed to purchase shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), pursuant to the terms of certain Subscription Agreements entered into by and between the Company and such Investors (each, a "Subscription Agreement" and collectively, the "Subscription Agreements");

     B. WHEREAS, the Company and the Investors wish to set forth the terms of such rights in this Agreement between the Company and the Investors with respect thereto.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions
     -----------

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Commission" shall mean the Securities and Exchange Commission or any
          ----------
other U.S. federal agency at the time administering the Securities Act.

     1.2 "Common Stock" shall mean shares of the Company's Common Stock, $0.001
          ------------
par value per share.

     1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended.

     1.4 "Holder or Holders" shall mean each of the Investors executing the
          -----------------
counterpart signature pages attached hereto (and their transferees as permitted by Section 2.6) holding Registrable Securities.

     1.5 "Other Holders" shall mean holders of Company securities, other than
          -------------
the Holders, proposing to distribute their securities pursuant to a registration under Section 2 of this Agreement.

     1.6 "Registrable Securities" shall mean the shares of Common Stock issued
          ----------------------
to the Investors pursuant to the Subscription Agreements, excluding in all cases, however, any Registrable Securities that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

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     1.7 The terms "register," "registered" and "registration" refer to a
                    --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     1.8 "Registration Expenses" shall mean all expenses, except as otherwise
          ---------------------
stated below, incurred by the Company in complying with Sections 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, accounting fees, blue sky fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding the fees and expenses of any counsel for any Holder).

     1.9 "Securities" shall mean Common Stock.
          ----------

     1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.11 "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.

     1.12 "Subscription Agreements" shall mean the Subscription Agreements
           -----------------------
entered into between the Company and the Investors in connection with the purchase of the Common Stock.

2.   Registration Rights.
     --------------------

     2.1 Registration on Form S-3.
         ------------------------

         (a) Registration. After the Offering Termination Date (as such term is
             ------------
defined in the Subscription Agreement), the Company will use commercially reasonable efforts to file as soon as practicable for registration of the resale by the Holders of the Registrable Securities.

         (b) Limitations. Notwithstanding the foregoing, the Company shall not
             -----------
be obligated to take any action pursuant to this Section 2.1: (i) if Form S-3 is not available to the Company for such offering of the Registrable Securities by the Holders; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective. Notwithstanding any of the foregoing, as long as the Offering Termination Date is on or before December 28, 2001, the Company will include the Registrable Securities in its first registration statement filed after the date hereof.

     2.2 Expenses of Registration.
         ------------------------


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         (a) Registration Expenses. The Company shall bear all Registration
             ---------------------
Expenses in connection with all registrations pursuant to Section 2.1.

         (b) Selling Expenses. All Selling Expenses relating to securities
             ----------------
registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     2.3 Registration  Procedures.  In the case of each  registration  effected
         ------------------------
by the Company pursuant to this Agreement,  the Company will:

         (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof;

         (b) as soon as practicable, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of one hundred twenty (120) days or the distribution described in the Registration Statement has been completed; in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended (but in no event beyond one year from the date such registration statement is first declared effective by the Commission), if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and, provided further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

         (c) furnish to the Holders participating in such registration of the securities being registered such reasonable number of copies of the final prospectus in order to facilitate the public offering of such securities;

         (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (e) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing; and

         (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

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     2.4 Indemnification.
         ---------------

         (a) By Company. To the extent permitted by law, the Company will
             ----------
indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. If the Holders and Investors are represented by counsel other than counsel for the Company, the Company will not be obligated under this Section 2.4(a) to reimburse legal fees and expenses of more than one separate counsel for all Holders and Investors.

         (b) By Holders. To the extent permitted by law, each selling Holder
             ----------
will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to

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this Section 2.4(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.4(b) shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided, that in no event shall any indemnity under this Subsection 8(b) exceed the gross proceeds from the offering received by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder.

         (c) Procedures. Each party entitled to indemnification under this
             ----------
Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. If the indemnification provided for in this Section
             ------------
2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Controlling Agreement. Notwithstanding the foregoing, to the extent
             ---------------------
that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 2.4, the provisions in the underwriting agreement shall control.

     2.5 Information by Holder. The Holder or Holders of Registrable Securities
         ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by them as the Company may request in writing and only as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

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     2.6 Transfer of Registration Rights. The rights to cause the Company to
         -------------------------------
register securities granted Holders under Section 2.1 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder, and (iii) such assignee or transferee is a constituent partner of an Investor or purchases (I) at least 50,000 shares of Registrable Securities or (II) all shares of Registrable Securities held by an Investor if transferred to a single entity. No transfer or assignment will divest a Holder or any subsequent owner of such rights and powers unless all Registrable Securities are transferred or assigned.

     2.7 Termination. The rights granted pursuant to this Section 2 shall
         -----------
terminate as to any Holder at such time as such Holder may sell under Rule 144, or a successor rule, in a three month period all Registrable Securities then held by such Holder.

     2.8 Material Information. In the event the Company issues to any Holder a
         --------------------
notice under Section 2.3(e) hereof, each such Holder agrees not to sell or otherwise distribute any Registrable Securities covered by the prospectus in question until such time as the Company shall have delivered a notice stating that such prospectus no longer includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing or the Company delivers to such holder an amended prospectus that does not include an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing.

3.   Legends
     -------

     3.1 Legends. Each Investor understands that the share certificates
         -------
evidencing any Registrable Securities shall be endorsed with the following legend (in addition to any legends required under applicable state securities laws):

         (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS (THE "LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SECURITIES UNDER THE SECURITIES ACT AND THE QUALIFICATION OF THE SECURITIES UNDER THE LAWS, UNLESS THE COMPANY AND ITS COUNSEL ARE SATISFIED THAT SUCH REGISTRATION AND QUALIFICATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION.


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4.   Miscellaneous.
     -------------

     4.1 Governing Law. This Agreement shall be governed in all respects by the
         -------------
laws of the State of California as applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts of Orange County, California, (or, if there is exclusive federal jurisdiction, the United States District Court for the Central District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

     4.2 Entire Agreement; Amendment. This Agreement constitutes the full and
         ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the Company and the Investors or transferees of such Investors holding more than fifty percent (50%) of the Registrable Securities then outstanding.

     4.3 Aggregation. For the purposes of determining the number of shares of
         -----------
Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that, all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Sections 2, 3 and 4 of this Agreement.

     4.4 Notices, etc. All notices and other communications required or
         ------------
permitted hereunder shall be deemed given if in writing and mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address as set forth on the signature pages attached to this Agreement, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices and addressed to the attention of the Corporate Secretary or at such other address as the Company shall have furnished to the Investors.

     4.5 Severability. In the event that any provision of this Agreement becomes
         ------------
or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     4.6 Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                         [SIGNATURES ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, the undersigned has executed this REGISTRATION RIGHTS
AGREEMENT as of the date set forth above.


"COMPANY"                                        MINDARROW SYSTEMS, INC.,
                                                 a Delaware corporation

                                                 _______________________________
                                                 Robert Webber
                                                 President/CEO




                       ***REGISTRATION RIGHTS AGREEMENT***

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